Exhibit 99.2

Financial Statements follow.

NUVOTEC USA, INC.

ENGINEERING AND TECHNICAL SERVICES DIVISION

Financial Statements
September 30, 2006

ENGINEERING AND TECHNICAL SERVICES DIVISION

Board of Directors
Nuvotec USA, Inc.
Richland, Washington

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheets of Engineering and Technical Services, a division of Nuvotec USA, Inc., as of September 30, 2006 and 2005, and the related statements of income, stockholder’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Engineering and Technical Services as of
September 30, 2006 and 2005, and the results of its income, stockholder’s equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company’s absence of cash and minimal working capital raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding the resolution of this issue are also discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Williams & Webster, P.S.
Certified Public Accountants
Spokane, Washington
February 20, 2007

Members of Private Companies Practice Section, SEC Practice Section, AICPA and WSCPA
 Bank of America Financial Center • 601 W. Riverside, Suite 1940 • Spokane, WA 99201
 Phone (509) 838-5111 • Fax (509) 838-5114 • www.williams- webster.com

NUVOTEC USA, INC.
ENGINEERING AND TECHNICAL SERVICES DIVISION
BALANCE SHEETS

	September 30,	September 30,
	2006	2005
ASSETS
CURRENT ASSETS
Accounts receivable, net	$211,555	$376,505
Unbilled revenue earned	4,560	-
Prepaid expenses	25,589	40,575
Other current assets	21	-
TOTAL CURRENT ASSETS	241,725	417,080

PROPERTY AND EQUIPMENT
Property and equipment	255,310	244,176
Less: Accumulated depreciation	(212,691)	(197,017)
TOTAL PROPERTY AND EQUIPMENT	42,619	47,159

TOTAL ASSETS	$284,344	$464,239

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
Accounts payable	$27,190	$39,122
Accrued contract labor	167,417	379,355
Other current liabilities	3,767	9,294
TOTAL CURRENT LIABILITIES	198,374	427,771

TOTAL LIABILITIES	198,374	427,771

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDER'S EQUITY
Additional paid-in capital	13,325	5,811
Retained earnings	72,645	30,657
TOTAL STOCKHOLDER'S EQUITY	85,970	36,468

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$284,344	$464,239

The accompanying notes are an integral part of these financial statements.

NUVOTEC USA, INC.
ENGINEERING AND TECHNICAL SERVICES DIVISION
STATEMENTS OF INCOME

	Year Ended	Year Ended
	September 30, 2006	September 30, 2005
REVENUES	$2,469,456	$3,021,829

COST OF REVENUES	1,787,007	1,752,292

GROSS PROFIT	682,449	1,269,537

EXPENSES
Marketing and related labor expenses	149,091	386,768
Bad debt expenses	4,191	50
Depreciation and amortization	15,674	20,235
Wages and contract labor	190,672	357,796
Other operating expenses	246,840	467,194
TOTAL OPERATING EXPENSES	606,468	1,232,043

INCOME FROM OPERATIONS	75,981	37,494

OTHER INCOME (EXPENSE)
Interest income	-	-
Interest expense	(12,620)	-
Loss on abandonment of assets	(15,016)	-
Other income	1,157	404
TOTAL OTHER INCOME (EXPENSE)	(26,479)	404

INCOME BEFORE INCOME TAXES	49,502	37,898

INCOME TAX EXPENSE	(7,514)	(5,811)

NET INCOME	$41,988	$32,087

The accompanying notes are an integral part of these financial statements.

NUVOTEC USA, INC.
ENGINEERING AND TECHNICAL SERVICES DIVISION
STATEMENT OF STOCKHOLDER'S EQUITY

	ADDITIONAL	RETAINED
	PAID-IN	EARNINGS
	CAPITAL	(DEFICIT)	TOTAL
Balance, September 30, 2004	$-	$(1,430)	$(1,430)

Intercompany tax expense	5,811	-	-

Net income for the year ended September 30, 2005	-	32,087	32,087

Balance, Spetember 30, 2005	5,811	30,657	30,657

Intercompany tax expense	7,514	-	-

Net income for the year ended September 30, 2006	-	41,988	41,988

Balance, September 30, 2006	$13,325	$72,645	$72,645

The accompanying notes are an integral part of these financial statements.

NUVOTEC USA, INC.
ENGINEERING AND TECHNICAL SERVICES DIVISION
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended September 30, 2006	Year Ended September 30, 2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$41,988	$32,087
Adjustments to reconcile net income
to net cash provided (used) by operating activities:
Depreciation and amortization	15,674	20,235
Bad debt expenses	4,191	50
Intercompany tax expense	7,514	5,811
Changes in assets and liabilities:
Contracts and accounts receivable	160,759	(125,000)
Unbilled revenue earned	(4,560)	-
Prepaid expenses	14,986	(8,500)
Other current assets	(21)	-
Accounts payable	(11,932)	26,500
Payroll and related expenses	(211,938)	64,695
Other current liabilities	(5,527)	2,567
Net cash provided by operating activities	11,134	18,445

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	(11,134)	(18,445)
Net cash used by investing activities	(11,134)	(18,445)

CASH FLOWS FROM FINANCING ACTIVITIES	-	-

Net increase (decrease) in cash	-	-

Cash at beginning of year	-	-

Cash at end of year	$-	$-

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$12,620	$-
Income taxes paid	$-	$-

NON-CASH TRANSACTIONS:
Purchase of fixed assets on credit	$9,171	$-
Loss on abandonment of assets	$15,016	$-

The accompanying notes are an integral part of these financial statements.

NUVOTEC USA, INC.
ENGINEERING AND TECHNICAL SERVICES DIVISION
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

NOTE 1 - BUSINESS ORGANIZATION

Engineering and Technical Services (hereinafter “ETS” or “the Company”) is a business unit division of Nuvotec USA, Inc. (hereinafter “Nuvotec”), a Washington corporation engaged in environmental management, e-learning and waste processing. Nuvotec’s predecessor and principal subsidiary was Nuvotec, Inc., which was originally incorporated in 1999. The business unit ETS provides engineering and technical services to contractors located in southeastern Washington.

Effective October 1, 2006, Nuvotec entered into an asset purchase agreement with its subsidiary, Vivid Learning Systems, Inc., for the sale of the assets and line of business of its Engineering and Technical Services business unit. In satisfaction of the purchase price, Vivid Learning Systems, Inc. assumed all outstanding liabilities of ETS. (See Note 6.)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding the financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States and have been consistently applied in the preparation of the financial statements.

Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting.

Accounts Receivable

The Company carries its accounts receivable at net realizable value. During the years ended September 30, 2006 and 2005, the Company had bad debt expense of $4,191 and $50, respectively. On a periodic basis, the Company evaluates its accounts receivable and considers the need for an allowance for doubtful accounts, based on Company past and expected collections, and current credit conditions. At September 30, 2006 and 2005, all Company receivables are considered collectible and no additional valuation allowance is deemed necessary.

Advertising

Advertising costs are charged to operations in the year incurred. The Company incurred $95 and $2,303 in advertising expenses during the years ended September 30, 2006 and 2005, respectively.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents.

NUVOTEC USA, INC.
ENGINEERING AND TECHNICAL SERVICES DIVISION
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

Compensated Absences

The Company through its parent is part of a multi-employer plan which is administered by HR Novations, Inc. Accrued compensated absences at September 30, 2006 and 2005 of $167,417 and $379,355, respectively, are reflected on the balance sheet of ETS and included in the captioned liability “accrued contract labor.” Leased employees are entitled to paid personal time dependent upon the length of service. Personal time is allowed to be carried into the next year. ETS accrues vacation expense throughout the year. Accordingly, an allowance for accrued vacations has been made in the financial statements.

Derivative Instruments

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (hereinafter “SFAS No. 133”), as amended by SFAS No. 137, “Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB No. 133”, and SFAS No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activities”, and SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. These statements establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

Historically, ETS has not entered into derivatives contracts to hedge existing risks or for speculative purposes.

At September 30, 2006, ETS has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Fair Value of Financial Instruments

ETS financial instruments as defined by Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," include cash, trade accounts and notes receivable, investments, accounts payable, accrued expenses and notes payable. All instruments are accounted for on an historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at September 30, 2006.

NUVOTEC USA, INC.
ENGINEERING AND TECHNICAL SERVICES DIVISION
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

Going Concern

The accompanying financial statements have been prepared assuming that ETS will continue as a going concern.

As shown in the financial statements, ETS has no cash and minimal working capital at December 31, 2006. This factor indicates that the Company may be unable to continue in existence. The Company is currently putting business plans in place which will, if successful, mitigate these factors which raise substantial doubt about the Company’s ability to continue as a going concern.

The financial statements do not include any adjustments related to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue existence.

Management has established plans for the Company to be acquired by Vivid Learning Systems, Inc. as of October 1, 2006. See Note 6.

Impaired Asset Policy

In October 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (hereinafter “SFAS No. 144”). SFAS No. 144 replaces SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of.” This new standard establishes a single accounting model for long-lived assets to be disposed of by sale, including discontinued operations. Statement of Financial Accounting Standards No. 144 requires that these long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations.

In complying with this standard, ETS reviews its long-lived assets quarterly to determine if any events or changes in circumstances have transpired which indicate that the carrying value of its assets may not be recoverable. ETS determines impairment by comparing the undiscounted future cash flows estimated to be generated by its assets to their respective carrying amounts.

ETS does not believe any adjustments are needed to the carrying value of its assets at September 30, 2006.

Prepaid Expenses

ETS records prepayments made to secure the use of assets or the receipt of services at a future date as a current asset on its balance sheet. The balance in the prepaid expense account is amortized to expense on a ratable basis over the period in which the benefits (services) are received. As of September 30, 2006 and 2005, ETS had capitalized prepaid expenses of $25,589 and $40,575 respectively, which principally consisted of insurance prepayments.

NUVOTEC USA, INC.
ENGINEERING AND TECHNICAL SERVICES DIVISION
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

Property, Plant and Equipment

Property, plant and equipment are recorded at cost and depreciated utilizing the straight-line method over estimated useful lives of three to seven years. Major additions and betterments are capitalized. Costs of maintenance and repairs which do not improve or extend the lives of the respective assets are expensed as incurred. When property and equipment are retired or otherwise disposed of, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is recognized in the appropriate period. During the year ended September 30, 2006, the Company incurred a loss on abandonment of plant, property, and equipment of $15,016.

Depreciation expense for the fiscal years ending September 30, 2006 and 2005 was $15,674 and $20,235, respectively. Property, plant and equipment consisted of the following at
September 30, 2006 and 2005, respectively:

	2006	2005
Furniture and fixtures	$63,860	$63,860
Computer equipment	191,450	180,316
	255,310	244,176
Less: Accumulated depreciation	(212,691)	(197,017)
	$42,619	$47,159

Recent Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (hereinafter “SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. Where applicable, SFAS No. 157 simplifies and codifies related guidance within GAAP and does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier adoption is encouraged. ETS does not expect the adoption of SFAS No. 157 to have a significant effect on its financial position or results of operations.

In June 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109” (hereinafter “FIN 48”), which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company does not expect the adoption of FIN 48 to have an immediate material impact on its financial reporting, and the Company is currently evaluating the impact, if any, the adoption of FIN 48 will have on its disclosure requirements.

NUVOTEC USA, INC.
ENGINEERING AND TECHNICAL SERVICES DIVISION
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

In March 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 156, “Accounting for Servicing of Financial Assets—an amendment of FASB Statement No. 140.” This statement requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in any of the following situations: a transfer of the servicer’s financial assets that meets the requirements for sale accounting; a transfer of the servicer’s financial assets to a qualifying special-purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and classifies them as either available-for-sale securities or trading securities; or an acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of the servicer or its consolidated affiliates. The statement also requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable and permits an entity to choose either the amortization or fair value method for subsequent measurement of each class of servicing assets and liabilities. The statement further permits, at its initial adoption, a one-time reclassification of available for sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available for sale securities under Statement 115, provided that the available for sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value and requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities. This statement is effective for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity’s fiscal year. Management believes the adoption of this statement will have no impact on the Company’s financial condition or results of operations.

In February 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Financial Instruments, an Amendment of FASB Standards No. 133 and 140” (hereinafter “SFAS No. 155”). This statement established the accounting for certain derivatives embedded in other instruments. It simplifies accounting for certain hybrid financial instruments by permitting fair value remeasurement for any hybrid instrument that contains an embedded derivative that otherwise would require bifurcation under SFAS No. 133 as well as eliminating a restriction on the passive derivative instruments that a qualifying special-purpose entity (“SPE”) may hold under SFAS No. 140. This statement allows a public entity to irrevocably elect to initially and subsequently measure a hybrid instrument that would be required to be separated into a host contract and derivative in its entirety at fair value (with changes in fair value recognized in earnings) so long as that instrument is not designated as a hedging instrument pursuant to the statement. SFAS No. 140 previously prohibited a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity’s fiscal year. Management believes the adoption of this statement will have no impact on the Company’s financial condition or results of operations.

NUVOTEC USA, INC.
ENGINEERING AND TECHNICAL SERVICES DIVISION
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006
In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 154 (“SFAS No. 154”), “Accounting Changes and Error Corrections.” This statement requires entities that voluntarily make a change in accounting principle to apply that change retrospectively to prior periods’ financial statements, unless this would be impracticable. SFAS No. 154 supersedes APB Opinion No. 20, “Accounting Changes,” which previously required that most voluntary changes in accounting principle be recognized by including in the current period’s net income the cumulative effect of changing to the new accounting principle. SFAS No. 154 also makes a distinction between “retrospective application” of an accounting principle and the “restatement” of financial statements to reflect the correction of an error. SFAS No. 154 applies to accounting changes and error corrections that are made in fiscal years beginning after December 15, 2005. Management believes the adoption of this statement will not have an immediate material impact on the financial statements of the Company.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 153. This Statement addresses the measurement of exchanges of nonmonetary assets. The guidance in APB Opinion No. 29, “Accounting for Nonmonetary Transactions,” is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. This statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is effective for financial statements for fiscal years beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges incurred during fiscal years beginning after the date of this statement is issued. Management believes the adoption of this statement will not have an immediate material impact on the financial statements of ETS.

Revenue Recognition

ETS recognizes revenue when there is a mutually executed contract, the contract price is fixed and determinable, delivery of the service has occurred, and collectibility of the contract price is considered probable.

Unbilled Revenue Earned

Unbilled revenue earned represents amounts recognized as revenue that have not been billed. Contracts typically provide for the billing of costs incurred and estimated earnings on a monthly basis or based on contract milestone. Unbilled revenue is expected to be collected within twelve months from the balance sheet date. At September 30, 2006 and 2005, ETS had unbilled revenue earned of $4,560 and $0 respectively.

NUVOTEC USA, INC.
ENGINEERING AND TECHNICAL SERVICES DIVISION
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Year-end

ETS’s fiscal year-end is September 30.

NOTE 3 - ECONOMIC CONCENTRATIONS

ETS provides services for commercial and governmental entities. For the years ended September 30, 2006 and 2005, the revenue for ETS was derived primarily from contractors of the federal government Department of Energy.

NOTE 4 - INCOME TAXES

Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109, (hereinafter “SFAS No. 109”), “Accounting for Income Taxes.” Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by SFAS No. 109 to allow recognition of such an asset.

The current tax provision represents the federal income tax the Company would have incurred on a separate, stand-alone basis. The Company receives the benefit of losses resulting from the federal income tax returns filed on a consolidated basis by its parent, Nuvotec USA, Inc.

The components of income tax expense consist of the following for the years ended September 30, 2006 and 2005:

	September 30,	September 30,
	2006	2005

Computed at the expected statutory rate of 15%
Book income (loss) before taxes	$7,425	$5,698

Book/Tax depreciation differences	(274)	22

Permanent adjustments	68	112

Effects of opening deferred taxes	295	-

Total current tax expense (benefit)	$7,514	$5,832

NUVOTEC USA, INC.
ENGINEERING AND TECHNICAL SERVICES DIVISION
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

Internal Revenue Code Section 382 places a limitation on the amount of taxable income that can be offset by carryforwards after a change in control (generally greater than 50% change in ownership). As a result of these provisions, utilization of the NOL and credit carryforwards may be limited.

NOTE 5 - COMMITMENTS AND CONTINGENCIES

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

ETS believes that its insurance coverage is adequate to protect against the various types of risks encountered. The Company has various policies and operational procedures in place to mitigate and minimize the potential for fines or penalties levied by governing regulatory agencies.

NOTE 6 - SUBSEQUENT EVENTS

Effective October 1, 2006, Nuvotec USA, Inc. entered into an asset purchase agreement with its subsidiary, Vivid Learning Systems, Inc. for the sale of the assets and line of business of its Engineering and Technical Services business unit to Vivid Learning Systems, Inc. In satisfaction of the purchase price, Vivid assumed all outstanding liabilities of ETS as payment.